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Vanguard® Capital Opportunity Fund

Vanguard Capital Opportunity Fund Adopts New Advisory Fee Schedule and Changes Its Redemption Fee Policy

The board of trustees of Vanguard Capital Opportunity Fund has adopted a new advisory fee schedule for the Fund, effective February 2, 2005. In addition, the Fund has reduced the holding period for its redemption fee from five years to one year, effective March 23, 2005. These changes do not affect the Fund’s investment objective, policies, strategies, or risks. Following implementation of the new advisory fee schedule and the new redemption fee holding period, the Fees and Expenses discussion is revised as follows:

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral™ Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for the new advisory fee schedule effective February 2, 2005.

                                                      INVESTOR        ADMIRAL
                                                      SHARES          SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:             None            None
Purchase Fee:                                         None            None
Sales Charge (Load) Imposed on Reinvested Dividends:  None            None
Redemption Fee:                                       1%*             1%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                  0.54%           0.44%
12b-1 Distribution Fee:                               None            None
Other Expenses:                                       0.02%           0.01%
Total Annual Fund Operation Expenses:                 0.56%           0.45%

*The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

(over, please)

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

                      1 Year         3 Years      5 Years      10 Years
Investor Shares        $57            $179         $313         $701
Admiral Shares          46             144          252          567

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

For more information about the new advisory fee schedule, please see the Fund’s most recent shareholder report or the Statement of Additional Information.

©2005 The Vanguard Group, Inc. All rights reserved.
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